Capital Income Builder
                             333 South Hope Street
                       Los Angeles, California 90071-1406

                              Phone (213) 615-0419
                               Fax (213) 486-9455


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $638,512
------------------ --------------------------------
------------------ --------------------------------
Class B            $36,618
------------------ --------------------------------
------------------ --------------------------------
Class C            $36,073
------------------ --------------------------------
------------------ --------------------------------
Class F            $14,536
------------------ --------------------------------
------------------ --------------------------------
Total              $725,739
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $3,446
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $707
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $1,197
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $188
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $29
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $89
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $1,076
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $856
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $120
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $4,574
------------------ --------------------------------
------------------ --------------------------------
Total              $12,282
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              1.9981
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              1.6615
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              1.6294
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              1.9514
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          1.9810
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          1.5833
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          1.5876
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          1.9167
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          1.8110
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            1.6276
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            1.6433
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            1.8043
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            1.9582
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            2.0909
-------------------- -------------------------------------------

Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            $403,438
------------------ ----------------------------------
------------------ ----------------------------------
Class B            $33,826
------------------ ----------------------------------
------------------ ----------------------------------
Class C            $37,440
------------------ ----------------------------------
------------------ ----------------------------------
Class F            $11,889
------------------ ----------------------------------
------------------ ----------------------------------
Total              $486,593
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        $2,670
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        $694
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        $1,187
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        $159
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        $28
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          $107
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          $1,261
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          $1,011
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          $122
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          $2,666
------------------ ----------------------------------
------------------ ----------------------------------
Total              $9,905
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                             Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $45.29
----------------------- -------------------------
----------------------- -------------------------
Class B                 $45.29
----------------------- -------------------------
----------------------- -------------------------
Class C                 $45.29
----------------------- -------------------------
----------------------- -------------------------
Class F                 $45.29
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $45.29
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $45.29
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $45.29
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $45.29
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $45.29
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $45.29
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $45.29
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $45.29
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $45.29
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $45.29
----------------------- -------------------------